UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2003

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1021 Anacapa Street, Santa Barbara, CA 93101
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 564-6298

ITEM 5   OTHER EVENTS

On October 16, 2003, Pacific Capital Bancorp, Santa Barbara, California (the “Company”), entered into an Agreement and Plan of Reorganization (the “Agreement”) with Pacific Crest Capital, Inc., Agoura Hills, California (“Pacific Crest”) that provided for the acquisition of Pacific Crest by the Company. The Company and Pacific Crest issued a joint press release announcing the execution of the Agreement. A copy of the Agreement and a copy of the press release were furnished to the SEC as Exhibits 2.1 and 99.1, respectively in a Current Report on Form 8-K filed on October 16, 2003.

Also on October 16, 2003, executives of the Company participated in a publicly accessible conference call with investors and analysts to discuss the Agreement. A copy of the transcript of this call is included as Exhibit 99.1 to this Current Report on Form 8-K

ITEM 7	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit

99.1	Transcript of Publicly Accessible Conference Call with Investors and Analysts

2

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFIC CAPITAL BANCORP

Date: October 20, 2003	/s/ Donald Lafler
Donald Lafler
Executive Vice President and
Chief Financial Officer

1

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Transcript of conference call with investors and analysts conducted on October 16, 2003 by executives of Pacific Capital Bancorp.

3